Exhibit 10.9.3

AMENDMENT NO. 3

TO THE

UNIFIED WESTERN GROCERS, INC.

EMPLOYEE SAVINGS PLAN

Unified Western Grocers, Inc. (the “Company”) hereby amends the Unified Western Grocers, Inc. Employee Savings Plan (the “Plan”), effective as of January 1, 2004, as follows:

1. Section 3.1 of the Plan is amended and restated to read as follows:

“Section 3.1: [Reserved]”

The Company has signed this Amendment No. 3 on the date indicated below, to be effective as set forth above.

UNIFIED WESTERN GROCERS, INC.

Date: 12-19-03	By:	/s/ Robert M. Ling, Jr.
Robert M. Ling, Jr.
	Its:	Executive Vice President and General Counsel